UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 15, 2015

GRAMCERCY  PROPERTY  TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue, 30th Floor New York, New York (Address of Principal Executive Offices)	10175 (Zip Code)

(212) 297-1000
(Registrant’s Telephone Number, including Area Code) Chambers Street Properties 47 Hulfish Street, Suite 210, Princeton, NJ 08542 (Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Gramercy Property Trust (f/k/a Chambers Street Properties), a Maryland real estate investment trust (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2015 in connection with the consummation on December 17, 2015 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 1, 2015, as amended by the First Amendment to the Agreement and Plan of Merger, dated as of November 23, 2015,  and further amended by the Second Amendment to the Agreement and Plan of Merger, dated as of December 7, 2015, by and among the Company, Gramercy Property Trust Inc., a Maryland corporation (“Old Gramercy”), and Columbus Merger Sub, LLC, a Maryland limited liability company and indirect wholly owned subsidiary of the Company (“Merger Sub”).

The Company is filing this Amendment solely to provide the financial statements and unaudited pro forma financial information referred to in Item 9.01(a) and (b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The unaudited condensed consolidated financial statements of Old Gramercy as of September 30, 2015 and for the three and nine month periods ended September 30, 2015 and 2014 filed herewith and attached hereto as Exhibit 99.1 are incorporated herein by reference.

The audited consolidated financial statements of Old Gramercy as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013 and 2012 filed herewith and attached hereto as Exhibit 99.2 are incorporated herein by reference.

Schedule II — Valuation and Qualifying Accounts

Schedule III — Real Estate and Accumulated Depreciation

(b)  Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of Gramercy Property Trust (f/k/a Chambers Street Properties), as of and for the nine month period ended September 30, 2015 and for the year ended December 31, 2014 filed herewith and attached hereto as Exhibit 99.3 are incorporated herein by reference.

(d)  Exhibits

23.1	Consent of Ernst & Young LLP.

99.1

Unaudited condensed consolidated financial statements of Gramercy Property Trust, Inc.  (Old Gramercy as defined above) as of September 30, 2015 and for the three and nine month periods ended September 30, 2015 and 2014.

99.2

The audited consolidated financial statements of Gramercy Property Trust, Inc.  (Old Gramercy as defined above) as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013 and 2012.

Schedule II — Valuation and Qualifying Accounts

Schedule III — Real Estate and Accumulated Depreciation

99.3

Unaudited pro forma condensed consolidated financial statements of Gramercy Property Trust (f/k/a Chambers Street Properties) as of and for the nine month period ended September 30, 2015 and for the year ended December 31, 2014.

99.4	Unaudited combined statement of revenues and certain expenses of the Dividend Capital Portfolio 2014 for the year ended December 31, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAMERCY PROPERTY TRUST

By:	/s/ Jon W. Clark
Jon W. Clark
Chief Financial Officer

Date: December 22, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1

Unaudited condensed consolidated financial statements of Gramercy Property Trust, Inc.  (Old Gramercy as defined above), as of September 30, 2015 and for the three and nine month periods ended September 30, 2015 and 2014.

99.2

The audited consolidated financial statements of Gramercy Property Trust, Inc.  (Old Gramercy as defined above), as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013 and 2012.

Schedule II — Valuation and Qualifying Accounts

Schedule III — Real Estate and Accumulated Depreciation

99.3

Unaudited pro forma condensed consolidated financial statements of Gramercy Property Trust (f/k/a Chambers Street Properties) as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

99.4	Unaudited combined statement of revenues and certain expenses of the Dividend Capital Portfolio 2014 for the year ended December 31, 2014.